ALPS ETF TRUST

SUPPLEMENT DATED JULY 22, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2016,

AS SUPPLEMENTED JULY 1, 2016

JANUS VELOCITY TAIL RISK HEDGED LARGE CAP ETF (NYSE ARCA: TRSK)

JANUS VELOCITY VOLATILITY HEDGED LARGE CAP ETF (NYSE ARCA: SPXH)

At a shareholder meeting on July 12, 2016, shareholders of the Janus Velocity Tail Risk Hedged Large Cap ETF and the Janus Velocity Hedged Large Cap ETF (the “Target Funds”) approved an Agreement and Plan of Reorganization with respect to each Target Fund (the “Agreements”), providing for the reorganization of the Target Funds into corresponding series of the Janus Detroit Street Trust (the “Acquiring Funds”). Pursuant to the Agreements, the Target Funds were reorganized into the Acquiring Funds, effective July 18, 2016. Accordingly, all references to the Target Funds herein are removed.

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RIVERFRONT STRATEGIC INCOME FUND (NYSE ARCA: RIGS)

Effective immediately, the following paragraph is hereby added to the section entitled, “Management,” immediately following the fifth paragraph of the subsection titled, “Portfolio Management Compensation Structure Disclosure-RiverFront Investment Group, LLC”:

The Sub-Adviser specializes in managing asset allocation portfolios, which invest in various investment vehicles, including ETFs (one of which is advised by the Sub-Adviser), to obtain targeted amounts of exposure to different asset classes, such as equities, bonds, commodities, etc.  The Fund was developed to serve as, and will serve as, a “completion sleeve” for the asset allocation portfolios managed by the Sub-Adviser.  As the manager of the Fund and the portfolios, the Sub-Adviser will owe a fiduciary duty to the Fund and the portfolios and is likely to encounter conflicts of interest from time to time. For example, to the extent that the Sub-Adviser determines that the portfolios need to increase (or decrease) their exposure to a fixed income asset class, the Sub-Adviser can effectuate this determination by increasing (or decreasing) the Fund’s exposure to the asset class.  Further, the Sub-Adviser may need to reduce its asset allocation portfolios’ exposure to a fixed income asset class to which they obtain exposure by investing in the Fund.  Under such circumstances, pursuant to its fiduciary duties as an asset allocator, the Sub-Adviser might liquidate some or all of the portfolios’ investments in the Fund.  This could materially adversely affect the trading volume and/or the market price of Fund shares, particularly if the Sub-Adviser needs to significantly reduce the portfolios’ allocation to the Fund.

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Cohen & Steers Global Realty Majors ETF (NYSE ARCA: GRI)

ALPS Equal Sector Weight ETF (NYSE ARCA: EQL)

Alerian MLP ETF (NYSE ARCA: AMLP)

ALPS Sector Dividend Dogs ETF (NYSE ARCA:SDOG)

U.S. Equity High Volatility Put Write Index Fund (NYSE ARCA: HVPW)

Barrons 400SM ETF (NYSE ARCA: BFOR)

ALPS International Sector Dividend Dogs ETF (NYSE ARCA: IDOG)

RiverFront Strategic Income Fund (NYSE ARCA: RIGS)

Alerian Energy Infrastructure ETF (NYSE ARCA: ENFR)

Workplace Equality Portfolio (NYSE ARCA: EQLT)

ALPS Emerging Sector Dividend Dogs ETF (NYSE ARCA: EDOG)

Sprott Gold Miners ETF (NYSE ARCA: SGDM)

ALPS Medical Breakthroughs ETF (NYSE ARCA: SBIO)

ALPS MSCI EAFE Equal Sector Weighted ETF (NYSE ARCA: IEQL)

ALPS MSCI Emerging Markets Equal Sector Weighted etf (NYSE ARCA: EEQL)

Sprott Junior Gold Miners ETF (NYSE ARCA: SGDJ)

Effective immediately, the following sentence is hereby added after the second paragraph of the sub-section "Currency Transactions" under the "Investment Policies and Risks - General Considerations and Risks" section of the Statement of Additional Information:

Since foreign exchange transactions for the Funds are directed to the Funds' custodian, foreign exchange executions may be better or worse than these effected by other foreign currency dealers.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE